UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2011

CurrencyShares® Russian Ruble Trust

Sponsored by Rydex Specialized Products LLC,

d/b/a Rydex Investments

(Exact name of registrant as specified in its charter)

NEW YORK	001-34163	30-6164137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Boulevard, Suite 600 Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 296-5100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On September 8, 2011, we filed a Current Report on Form 8-K (the “Current Report”) describing, in Item 8.01 thereof, a change of our ticker symbol from “XRU” to “FXRU,” and, in Item 9.01 thereof, a Press Release dated September 8, 2011 (the “Original Press Release”) announcing the ticker symbol change. The Original Press Release incorrectly reported the new ticker symbol as “XFRU” instead of “FXRU.” Later that same day, we issued a second press release (the “Second Press Release”) correctly reporting our new ticker symbol as “FXRU.” This Amendment No. 1 to the Current Report is being filed to update our periodic reporting file by adding the Second Press Release to that file.

Item 9.01. Financial Statements and Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYSHARES® RUSSIAN RUBLE TRUST

By:	Rydex Specialized Products LLC Sponsor of the CurrencyShares® Russian Ruble Trust

September 9, 2011	By:	/s/ Nikolaos Bonos
Nikolaos Bonos Chief Executive Officer